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                                                                   Exhibit 99(b)


[PAINEWEBBER LOGO]                        Corporate Communications
                                          PaineWebber Incorporated
                                          1285 Avenue of the Americas, 14th Fl.
                                          New York, NY 10019-6028
                                          (212) 713-8391

--------------------------------------------------------------------------------
                                  NEWS RELEASE
--------------------------------------------------------------------------------


FOR IMMEDIATE RELEASE

Contact: Gus Carlson
         Paine Webber Group Inc.
         212-713-8502


               PAINE WEBBER GROUP REPORTS RECORD RESULTS FOR 1997


    - ANNUAL EARNINGS PER SHARE OF $2.56; NET INCOME RISES TO $415 MILLION -
          - FOURTH QUARTER NET INCOME UP 19 PERCENT; EPS OF 68 CENTS -


     NEW YORK, January 20, 1998 - Paine Webber Group Inc. reported today record financial results for 1997. Net income was $415.4 million, or $2.56 per diluted common share, for the year ended December 31, 1997, compared with $364.4 million, or $2.24 per diluted common share for 1996. Revenues, including net interest, were $4.112 billion for 1997, an increase of 10 percent from $3.735 billion the previous year.

     For the fourth quarter ended December 31, 1997, net income was $108.7 million, or $0.68 per diluted common share, an increase of 18.8 percent from $91.5 million, or $0.57 per diluted common share, in the corresponding period a year ago. Revenues, including net interest, were $1.070 billion, an increase of
13.8 percent from $940.0 million in the fourth quarter of 1996. Return on common equity was 22.3 percent for the quarter, compared with 21.2 percent for the year-ago period.

     "We are very pleased to report the fifth year of record earnings in the last seven for PaineWebber and the strongest fourth quarter in the firm's 118-year history," said Donald B. Marron, PaineWebber's chairman and chief executive officer. "Our record 1997 revenue results, which surpassed $4 billion for the first time, reflect strength across all businesses and indicate our ability to achieve our goals. The firm's strategic focus on revenue stability and critical growth objectives was particularly effective during the fourth quarter, a period of volatility in domestic and global markets. Our 1997 return on common equity of 22.4 percent reflects the translation of our performance success into strong returns for our shareholders."


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Paine Webber Group Inc.
Page 2


     Among the highlights:

* Assets under control, a key measure of the firm's asset gathering strategy, reached $297.1 billion at the end of 1997, a record, and an increase of 21.4 percent from $244.7 billion a year ago.

* Assets under management reached $48.9 billion in 1997, a record. The asset-weighted performance of Mitchell Hutchins funds ranks among the industry leaders, with 80 percent of the assets in the top half of the Lipper rankings.

* Wrap fee assets, a main component of the strategy of developing fee-based assets, grew to $21.4 billion in 1997, an increase of 45.6 percent from a year ago.

* Recurring fee income, a reflection of the quality of the firm's revenue stream, reached an all-time high of $700 million in 1997, an increase of 22.6 percent from 1996.

* The firm's commercial real estate and municipal securities groups achieved record results in 1997, helping PaineWebber to report record investment banking revenues for the year:

          The commercial real estate banking group strengthened its position as a leading underwriter of real estate investment trusts (REITs). A significant accomplishment was the group's lead management of a $700 million syndicated credit facility for Patriot American Hospitality.

          The municipals group ranked No. 2 in the industry for senior negotiated underwritings. For the year, total underwritings were a record $18.9 billion, an increase of 40 percent from 1996.

     Paine Webber Group Inc., together with its subsidiaries, serves the investment and capital needs of a worldwide client base. The firm employs 16,627 people in 299 offices. As of December 31, 1997, the book value per share was $13.80.


                           -- Two tables to follow --

PAINE WEBBER GROUP INC.
QUARTERLY STATISTICAL SUPPLEMENT - OPERATING RESULTS  [UNAUDITED]

                                                 4Q 97         3Q 97         2Q 97           1Q 97         4Q 96
-----------------------------------------------------------------------------------------------------------------
ROE Common                                       22.3%          24.3%          20.1%          22.7%          21.2%

Income Before Taxes & Minority Interest
       as a Percentage of Net Revenue            16.4%          16.8%          15.5%          16.7%          15.1%
-----------------------------------------------------------------------------------------------------------------
E.P.S. [diluted]                             $   0.68      $    0.70      $    0.58      $    0.62      $    0.57

Diluted Shares [Millions]                       150.9          152.1          151.7          153.2          152.1

Dividends Paid Per Common Share              $   0.11      $    0.10      $    0.10      $    0.10      $    0.08

Book Value Per Common Share                  $  13.80      $   13.28      $   13.03      $   12.61      $   12.19

Common Shares Outstanding [Millions]            139.9          132.3          137.2          137.5          139.5
-----------------------------------------------------------------------------------------------------------------
Total Capital [$Billions]                    $   5.91      $    5.73      $    5.49      $    5.34      $    4.90

Total Shareholders' Equity [$Billions]       $   1.93      $    1.86      $    1.84      $    1.78      $    1.73
-----------------------------------------------------------------------------------------------------------------
Assets Under Control [$Billions]             $  297.1      $   288.6      $   269.7      $   248.4      $   244.7

Assets Under Management [$Billions]          $   48.9      $    48.1      $    45.1      $    44.6      $    44.8
    Money Market Funds                           25.9           25.6           24.2           24.6           22.9
    Long Term Mutual Funds                       11.3           11.1           10.2            9.4            9.4
    Institutional and Other                      11.7           11.4           10.7           10.6           12.5

Wrap Fee Assets [$Billions]                  $   21.4      $    20.5      $    18.0      $    15.5      $    14.7
-----------------------------------------------------------------------------------------------------------------
Recurring Fees (YTD Annualized)              $    700      $     665      $     637      $     632      $     571
                [$Millions]

Recurring Fees (Incl. Margin Interest) -
As a % of Fixed Costs                              84%            80%            74%            74%            73%
-----------------------------------------------------------------------------------------------------------------
Employees                                      16,627         16,437         16,105         15,910         15,870

Investment Executives                           6,249          6,140          6,076          6,065          6,095

Sales Offices                                     299            299            298            300            298

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                             PAINE WEBBER GROUP INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                         Quarter Ended December 31,      Year Ended December 31,
                                             1997           1996         1997            1996
                                          -------------------------     -------------------------

REVENUES
  Commissions                             $  392,284     $  344,422     $1,496,791     $1,381,475
  Principal Transactions                     254,611        235,130      1,055,648      1,023,615
  Asset Management                           154,753        118,606        542,755        453,267
  Investment Banking                         122,875        113,947        460,001        391,164
  Interest                                   786,469        624,206      2,963,124      2,309,737
  Other                                       34,044         33,217        138,633        146,708
                                          ----------     ----------     ----------     ----------

TOTAL REVENUES                             1,745,036      1,469,528      6,656,952      5,705,966

  Interest Expense                           675,351        529,560      2,544,550      1,970,754
                                          ----------     ----------     ----------     ----------

NET REVENUES                               1,069,685        939,968      4,112,402      3,735,212
                                          ----------     ----------     ----------     ----------

NON-INTEREST EXPENSES
  Compensation and Benefits                  631,935        558,836      2,420,296      2,219,129
  Office & Equipment                          69,367         66,251        275,532        267,006
  Communications                              39,233         37,064        153,285        153,301
  Business Development                        23,115         20,760         82,099         75,981
  Brokerage, Clearing & Exchange Fees         20,678         21,965         86,808         87,839
  Professional Services                       37,143         30,060        129,066        108,123
  Other Expenses                              72,910         63,256        292,209        263,800
                                          ----------     ----------     ----------     ----------


TOTAL NON-INTEREST EXPENSES                  894,381        798,192      3,439,295      3,175,179
                                          ----------     ----------     ----------     ----------

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
INCOME BEFORE INCOME TAXES & MINORITY INTEREST          175,304          141,776          673,107          560,033

Provision for Income Taxes                               58,535           49,260          228,626          194,649
                                                   ------------     ------------     ------------     ------------

INCOME BEFORE MINORITY INTEREST                         116,769           92,516          444,481          365,384

Minority Interest                                         8,061            1,034           29,032            1,034
                                                   ------------     ------------     ------------     ------------

NET INCOME                                         $    108,708     $     91,482     $    415,449     $    364,350
                                                   ============     ============     ============     ============


NET INCOME APPLICABLE TO COMMON SHARES             $    101,330     $     84,133     $    385,936     $    334,955

EARNINGS PER SHARE
             BASIC                                 $       0.75     $       0.65     $       2.84     $       2.55
             DILUTED                               $       0.68     $       0.57     $       2.56     $       2.24

WEIGHTED AVERAGE COMMON SHARES
             BASIC                                  134,559,000      128,502,000      135,943,000      131,547,000
             DILUTED                                150,925,000      152,051,000      153,348,000      153,830,000



* Basic and diluted earnings per share are presented in accordance with SFAS No. 128, reflecting a three for two common stock split in the form of a 50% stock dividend, paid November 17, 1997 to shareholders of record on October 24, 1997.